UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2015

SMG INDIUM RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

176 LaGuardia Ave. Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(347) 286-0712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Stock Repurchase

On September 10, 2015, the Company announced that its Board of Directors approved the repurchase of up to an aggregate of $0.65 million of the Company’s common stock, par value $0.001 (the “Common Stock”), over a period of 6 months. Repurchases may be made through open market purchases or private transactions, in accordance with applicable federal securities laws, including Rule 10b-18. The timing of any repurchases and the exact number of shares of Common Stock to be purchased will be determined by the Company’s management, in its discretion, and will depend upon market conditions and other factors. The Company anticipates that the program will be funded using the Company’s existing cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2015	SMG Indium RESOURCES LTD.

	By:	/s/ Ailon Z. Grushkin
	Name:	Ailon Z. Grushkin
	Title:	Chief Executive Officer